JNF Equity Portfolio

JNF Balanced Portfolio

JNF Money Market Portfolio

 (each, a series of Northern Lights Variable Trust)

Supplement dated October 13, 2010

to the Prospectus dated May 1, 2010

The Prospectus section entitled “DISTRIBUTION OF SHARES” is replaced in its entirety with the following:

DISTRIBUTION OF SHARES

Distribution Fees:  The Trust has adopted a Distribution and Service Plan (12b-1 Plan) to compensate certain entities for distribution and marketing services and for servicing shareholder accounts with respect to the Equity and Balanced Portfolios. Fees paid under the Distribution and Service Plan may not exceed 0.25% annually of a Portfolio’s average daily net assets. The distribution and service fees are paid out of the assets of each Portfolio on an ongoing basis and will increase the cost of your investment over time.

Additional Compensation to Financial Intermediaries:  The Portfolios may make payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and sales-related costs. In addition, the Adviser may pay additional compensation, out of the Adviser’s own assets, to its affiliate Jefferson National Life Insurance Company, certain other insurance companies and other intermediaries or their affiliates, based on sales of assets attributable to a firm, or such other criteria agreed to by the Adviser.  Such payments will not increase Portfolio expenses.  The firms to which these payments may be made are determined by the Adviser.  These payments may provide an incentive, in addition to any distribution fees paid pursuant to Rule 12b-1, to these firms to actively promote the Portfolios or cooperate with other promotional efforts.

The Money Market Portfolio compensates financial intermediaries, including the Participating Insurance Companies, for servicing shareholder accounts.  Because the Money Market Portfolio has not adopted a 12b-1 Plan, the Adviser compensates any entity, including Participating Insurance Companies, that provides distribution or marketing services.

Householding:  To reduce expenses, we may mail only one copy of the prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Portfolios at 1-866-667-0564 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the Portfolio is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

This Supplement, and the existing Prospectus dated May 1, 2010, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated May 1, 2010 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Portfolios at 1.866.667.0564.